UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 2, 2007

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

1-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On Tuesday, May 1, 2007, ATSI Communications, Inc. (the "Registrant") issued a press release announcing that the Company has successfully deployed the NexTone IntelliConnect(TM) System that further enhances the Company's VoIP network. NexTone's IntelliConnect(TM) System enables IP network operators, such as ATSI, flexibility and carrier-class scalability while ensuring consistent service, security and protection between IP networks exchanging VoIP traffic. Since deploying its first NexTone system in June 2004, ATSI has built an interoperable, seamless, and global IP infrastructure essential for attracting top-tier communication service providers seeking reliable worldwide VoIP solutions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description

	Exhibit 99.1	Press Release, dated May 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc.
Dated: May 2, 2007

By:	/s/ Antonio Estrada
Antonio Estrada
Corporate Controller